Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
Cash and cash equivalents [abstract]
Disclosure of cash and cash equivalents [text block]
12	Cash and cash equivalents

Cash and cash equivalents include the following:

	As of December 31,
in 000€	2018	2017	2016
Cash at bank	105,846	33,611	45,645
Cash equivalents	9,660	9,564	10,267
Total	115,506	43,175	55,912

Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods between one day and three months, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.

In connection with the exercise of warrants payments have been received in 2017 from employees for a total amount of K€209, not converted into shares before year-end. In line with regulations the amount of K€209 was posted on a restricted bank account per December 31, 2017. There were no restrictions on cash at December 31, 2018 or 2016.